UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

WINTON FUTURES FUND, L.P. (US)
(Exact name of registrant as specified in its charter)

COLORADO	000-53348	84-1008601
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS PORTFOLIO MANAGEMENT, INC.
1202 Bergen Parkway Suite 212
Evergreen, Colorado 80439
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 459-7040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On April 1, 2009, the Partnership sold limited partnership interests (“Interests”) to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Interests sold on April 1, 2009 was $30,207,134 in cash.  The Interests were issued by the Partnership in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising.  In connection with the sales of the Interests described above, upfront selling commissions of $38,936 were paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2009

WINTON FUTURES FUND, L.P. (US)

By: ALTEGRIS PORTFOLIO MANAGEMENT, INC. (d/b/a APM Funds), its general partner

	By:	/s/ Matthew C. Osborne

Name: Matthew C. Osborne
Title: Vice President